U.S. GLOBAL INVESTORS FUNDS

All American Equity Fund
Investor Class Shares

Supplement dated December 30, 2020 to the
Prospectus and Statement of Additional Information (“SAI”)
each dated May 1, 2020, as supplemented

Effective as of the close of business December 22, 2020, the All American Equity Fund (the “Target Fund”), a series of U.S. Global Investors Funds (the “Trust”), was reorganized with and into the Global Luxury Goods Fund, a separate series of the Trust. Accordingly, all references in the Prospectus and SAI to the Target Fund are hereby removed.

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For more information, please contact a Fund customer service representative toll free at 1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.